SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2005

                               __________________

                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                               __________________

      MARSHALL ISLANDS                000-14135               52-2098714
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


        ONE STATION PLACE, STAMFORD,                             06902
                CONNECTICUT                                   (Zip Code)
  (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02 (b)-Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

On March 23, 2005, OMI Corporation (the "Company") issued a press release, announcing that G. Allen Brooks recently appointed member of the Board of Directors of the Company, has resigned. The press release is furnished herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits


99.1 Press Release issued by the Company on March 23, 2005, announcing the resignation of a director of the Company.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date : March 23, 2005            By:   /s/ Craig H. Stevenson, Jr.
       --------------                  ---------------------------
                                       Craig H. Stevenson, Jr. Chairman
                                       of the Board and Chief Executive
                                       Officer


Date : March 23, 2005            By:   /s/ Kathleen C. Haines
       --------------                  ----------------------
                                       Kathleen C. Haines
                                       Senior Vice President, Chief
                                       Financial Officer and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
  -----------    -----------


   99. 1 Press Release issued by the Company on March 23, 2005, announcing the resignation of a director of the Company.